Foreign currency forward contracts	12 Months Ended
Dec. 31, 2017
Foreign currency forward contracts
Foreign currency forward contracts

21.  Foreign currency forward contracts

The Company, as a result of its global operating and financing activities, is exposed to changes in foreign currency exchange rates which may adversely affect its results of operations and financial position. The Company uses foreign currency forward contracts to hedge the exposure to foreign currency risk, primarily the EUR, GBP, USD and JPY. The purpose of the Company’s foreign currency derivative activities is to protect the Company from the risk that the RMB net cash flows resulting from forecasted foreign currency-denominated transactions will be negatively affected by changes in exchange rates. The Company uses foreign currency forward contracts to offset changes in the amount of future cash flows associated with certain third-party sales expected to occur within the next 12 months.

The Company accounts for derivative instruments pursuant to ASC 815, Derivatives and Hedging, as amended and interpreted, and recognizes all derivative instruments as either assets or liabilities at fair value in other assets or other liabilities in the Consolidated Balance Sheets. The recognition of gains or losses resulting from changes in the values of those derivative instruments is based on the use of each derivative instrument. The Company has evaluated various factors and determined whether there is effectiveness with respect to certain foreign currency forward contracts and whether these foreign currency forward contracts qualified for foreign currency cash flow hedge accounting. When the company formally designates a contract as a hedge and the hedging relationships are highly effective, the effective portion of the gain or loss on the derivative cash flow hedges is recorded in accumulated other comprehensive income, net of tax, until the underlying hedged transaction is recognized in the consolidated income statements. The ineffective portion of cash flow hedges, if any, is recognized in income immediately. The effectiveness of designated hedging relationships is tested and documented on quarterly basis. Gains or losses on those foreign currency forward exchange contracts which do not qualify for hedge accounting are recognized in change in fair value of derivatives in the Consolidated Statements of Operations and Comprehensive Income. During the year ended December 31, 2015, the Company entered into foreign currency forward contracts with a notional amount of EUR 26,686 and JPY 6,684,725. During the year ended December 31, 2016, the Company entered into foreign currency forward contracts with a notional amount of JPY 7,291,508. During the year ended December 31, 2017, the Company entered into foreign currency forward contracts with a notional amount of JPY 979,433 and EUR 12,090. As of December 31, 2015, the Company had outstanding foreign currency forward contracts with notional amounts of JPY 1,846,515. As of December 31, 2016 and 2017, there was no outstanding foreign currency forward contract.

The gain/(loss) from the change in the fair value on the effective portion of derivative cash flow hedges, which is recorded in accumulated other comprehensive income, net of tax, was RMB nil for the years ended December 31, 2015, 2016 and 2017. The gain/(loss) from the change in the fair value on those foreign currency forward exchange contracts not qualifying for hedge accounting, which is recorded in change in fair value of derivatives, was RMB 4,440 , RMB (22,037) and RMB (2,270) for the years ended December 31, 2015, 2016 and 2017, respectively (Refer to Note 27 Fair value measurements).

There is no outstanding notional balances and the estimated fair value of the Company’s foreign currency forward contracts as of December 31, 2016 and 2017.